Exhibit 10.1

STOCKHOLDERS AGREEMENT

by and among

Bristow Group Inc.

and

each of the other signatories to this Stockholders Agreement

Dated as of November 9, 2018

THIS STOCKHOLDERS AGREEMENT is made and entered into as of November 9, 2018, by and among Bristow Group Inc., a Delaware corporation (the “Company”), each of the Persons whose name appears on the signature page to this Agreement (collectively, the “Stockholders”) and any Permitted Transferee that becomes a party to this Agreement by executing and delivering a joinder to this Agreement in the form attached to this Agreement as Exhibit A.

RECITALS

WHEREAS, in connection with the entry into the Stock Purchase Agreement, dated as of November 9, 2018 (the “Stock Purchase Agreement”), by and among Bear Acquisition I, LLC, the Company (for the limited purposes set forth therein), Columbia Helicopters, Inc., the Stockholders listed on Schedule I to the Stock Purchase Agreement and the Stockholder Representative (as defined in the Stock Purchase Agreement), the parties to this Agreement desire to enter into this Agreement in order to establish certain rights, restrictions and obligations of the Stockholders and their Permitted Transferees with respect to ownership of Common Stock (as defined below), as well as to set forth certain other arrangements relating to the Company and its securities.

NOW, THEREFORE, the Company and the Sellers, intending to be legally bound, hereby agree, effective as of the Closing (as defined in the Stock Purchase Agreement), as follows:

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual covenants, representations, warranties and agreements contained in this Agreement and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties to this Agreement agree as follows:

Section 1.    Definitions.

(a)    As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person has the meaning set forth in Rule 12b-2 under the Exchange Act, and “Affiliated” shall have a correlative meaning; provided, however, that for purposes of this Agreement, notwithstanding anything to the contrary set forth in this Agreement, (i) neither the Company nor any of its subsidiaries shall be deemed to be an Affiliate of any Stockholder, and (ii) no Stockholder shall be deemed to be an Affiliate of the Company or any of its subsidiaries.

“Activist” means, as of any date of determination, (i) a Person that has, directly or indirectly, including through its Affiliates, whether individually or as a member of a Group, within the five-year period immediately preceding such date of determination, (A) made, engaged in or been a participant in any “solicitation” of “proxies” (as such terms are defined under Regulation 14A under the Exchange Act) to vote, or advise or knowingly influence any Person with respect to the voting of, any equity securities of any issuer, including in connection with a proposed change of control or other extraordinary or fundamental transaction, or a proposal for the election or replacement of directors, not approved (at the time of the first such proposal) by the board of directors of such issuer, (B) called, or publicly sought to call, a meeting of the equityholders of any issuer or initiated any proposal for action by the equityholders of any issuer, in each case not approved (at the time of the first such action) by the board of directors of such issuer, (C) otherwise publicly acted, alone or in concert with others, to seek to control or influence the management or the policies of any issuer (provided, that this clause (C) is not intended to include the activities of any member of the board of directors of an issuer, with respect to such issuer, taken in good faith solely in his or her capacity as a director of such issuer), (D) commenced a “tender offer” (as such term is used in Regulation 14D under the Exchange Act) to acquire the equity securities of any issuer that was not approved (at the time of commencement) by the board of directors of such issuer in a Schedule 14D-9 filed under Regulation 14D under the Exchange Act, or (E) publicly disclosed any intention, plan, arrangement or other contract to do any of the foregoing or (ii) any Person listed on Schedule A to this Agreement.

“Agreement” means this Stockholders Agreement, as amended, modified or supplemented from time to time, in accordance with the terms of this Agreement, together with any exhibits, schedules or other attachments to this Agreement.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates or any Group of which such Person or any such Affiliate is or becomes a member or is otherwise acting in concert. “Beneficially Own,” “Beneficially Owned” and “Beneficially Owning” shall have a correlative meaning.

“Blackout Period” means any period during which directors and executive officers of the Company are not permitted to trade under the insider trading policy of the Company then in effect or as otherwise imposed by the Company.

“Board” means the Board of Directors of the Company.

“Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

“Chosen Courts” has the meaning set forth in Section 10(d)(ii).

“Common Stock” means the common stock, $0.01 par value, of the Company and any securities issued in respect of such common stock, or in substitution for such common stock, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the Preamble.

“Competitor” means any Person that conducts a helicopter service business that is in competition with Columbia Helicopters, Inc., the Company, or any Affiliate of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder (or under any successor statute).

“Exempt Matter” means, with respect to the Company, (a) any material change to the purpose or scope of activity of the Company or any of its significant subsidiaries, (b) any material changes to the constitutional documents of the Company that would materially alter the capital structure of, or rights conferred by, the Common Stock, or (c) the merger, consolidation or amalgamation of the Company or any of its significant subsidiaries with any third-party entity, or any proposal to cease to carry on the business or a substantial part of the business of the Company or any of its significant subsidiaries or to wind up or dissolve the Company or any of its significant subsidiaries or any material asset sales or dispositions outside the ordinary course of business.

“Governmental Entity” means any United States or foreign (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal), (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including, without limitation, any arbitral tribunal and self-regulatory organizations, or (iv) any national securities exchange or national quotation system.

“Group” shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act.

“Laws” means, collectively, any applicable federal, state, local or foreign law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity.

“Lock-Up Date” is defined in Section 4.

“Losses” means any and all losses, claims, damages, liabilities, expenses (including, without limitation, costs of preparation and reasonable attorneys’ fees and any other reasonable fees or expenses incurred by such party in connection with any investigation or action), judgments, fines, penalties, charges and amounts paid in settlement.

“Permitted Transferee” means, with respect to any Stockholder, any Affiliate of the Stockholder that becomes a party to and fully subject to and bound by this Agreement to the same extent as the transferring party by executing and delivering a joinder to this Agreement in the form attached to this Agreement as Exhibit A.

“Person” means any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, foundation, unincorporated organization or government or other agency or political subdivision thereof, or any other entity or Group comprised of two or more of the foregoing.

“Registrable Securities” means, at any time, any shares of Common Stock constituting the Stock Consideration received by the Stockholders at Closing held by any Stockholder until (i) a registration statement covering such Common Stock has been declared effective by the SEC and such Common Stock has been disposed of pursuant to such effective registration statement, (ii) such Common Stock is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such Common Stock is otherwise Transferred, the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing the legend required pursuant to this Agreement and such Common Stock may be resold without subsequent registration under the Securities Act.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system; (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered); (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto; (iv) security engraving and printing expenses; (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters); and (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration.

“Registration Period” has the meaning set forth in Section 6.

“SEC” means the Securities and Exchange Commission or any successor agency administering the Securities Act and the Exchange Act at the time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration Statement” has the meaning set forth in Section 6.

“Stock Purchase Agreement” has the meaning set forth in the Recitals.

“Total Voting Power” means, at any time, the aggregate of (i) the total number of votes then entitled to be cast by holders of the outstanding Common Stock and any other securities entitled to vote generally in the election of directors to the Board and not solely upon the occurrence and during the continuation of certain specified events and (ii) the total number of votes that would be entitled to be cast by holders of the shares of Common Stock underlying any issued and outstanding securities of the Company that are convertible into, exchangeable into or exercisable for shares of Common Stock (excluding securities issued through compensatory programs) if they were converted into Common Stock on the date of determination.

“Transfer” means, when used as a noun, any direct or indirect, voluntary or involuntary, sale, disposition, hypothecation, mortgage, encumbrance, gift, pledge, assignment, attachment or other transfer (including the creation of any derivative or synthetic interest, including a participation or other similar interest), in any case, whether by merger, testamentary disposition, operation of Law or otherwise, and entry into a definitive agreement with respect to any of the foregoing and, when used as a verb, to directly or indirectly, voluntarily or involuntarily, sell, dispose, hypothecate, mortgage, encumber, gift, pledge, assign, attach or otherwise transfer (including by creating any derivative or synthetic interest, including a participation or other similar interest), in any case, whether by merger, testamentary disposition, operation of Law or otherwise, or enter into a definitive agreement with respect to any of the foregoing. For purposes of this Agreement, the sale of the interest of a Stockholder (or a Permitted Transferee) in an Affiliate, if such Affiliate Beneficially Owns Voting Securities, shall be deemed a Transfer by the Stockholder (or a Permitted Transferee) of such Voting Securities unless such Stockholder (or a Permitted Transferee) retains Beneficial Ownership of such Voting Securities following such transaction.

“Voting Securities” means, at any time, shares of any class of Capital Stock or other securities of the Company, including the Common Stock, which are entitled to vote generally in the election of directors to the Board and not solely upon the occurrence and during the continuation of certain specified events, and any securities convertible into or exercisable or exchangeable for such shares of Capital Stock (whether or not currently so convertible, exercisable or exchangeable or only upon the passage of time, the occurrence of certain events or otherwise).

(b)    In addition to the above definitions, unless the context requires otherwise:

(i)    any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form, as amended or modified from time to time, and shall also include any successor statute, regulation, rule or form, as amended or modified from time to time;

(ii)    the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii)    references to “Section” are references to Sections of this Agreement;

(iv)    words such as “herein,” “hereof,” “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v)    references to “dollars” or “$” in this Agreement are to United States dollars; and

(vi)    references to “business day” mean any day other than Saturday, Sunday, or any day recognized by the United States government as a public holiday for federal employees.

Section 2.    Standstill.

(a)    Without the prior written approval of the Company, none of the Stockholders shall, directly or indirectly, and the Stockholders shall cause their controlled Affiliates not to, directly or indirectly: (i) make, or in any way participate or engage in, any “solicitation” of “proxies” (as such terms are defined under Regulation 14A under the Exchange Act) to vote, or advise or knowingly influence, or seek to advise or influence, any Person with respect to the voting of, any Voting Securities, including by forming, joining or in any way participating in a Group; (ii) form, join or in any way participate in, or enter into any agreement, arrangement or understanding with, a Group with respect to Voting Securities or the Company; (iii) commence any tender or exchange offer for any Voting Securities or other securities of the Company; (iv) enter into or agree, offer, propose or seek (whether publicly or otherwise) to enter into, or otherwise be involved in or part of, or publicly support, announce, endorse, facilitate or encourage or submit to the Company or its Board, any proposal for any acquisition transaction, merger or other business combination relating to all or part of the Company or any of its subsidiaries, or that would result in the Stockholders (collectively) Beneficially Owning, in the aggregate, Voting Securities representing more than the Voting Securities Beneficially Owned by the Stockholders (collectively) as of the date of this Agreement, or any acquisition transaction for all or part of the assets of the Company or any of its subsidiaries or any of their respective businesses or any recapitalization, restructuring, change in control or similar extraordinary transaction involving the Company or any of its subsidiaries; (v) call or seek to call a meeting of the stockholders of the Company or initiate, support or endorse any stockholder proposal for action by stockholders of the Company, including any action by written consent; (vi) acquire, offer or propose to acquire, or agree or seek to acquire, or solicit the acquisition of, by purchase, tender or exchange offer, through the acquisition of control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other Group, through the use of a derivative instrument or voting agreement, or otherwise, Beneficial Ownership of any additional Voting Securities (other than (A) pursuant to any stock split or stock dividend or similar corporate action affecting all security holders on a pro rata basis or (B) through open-market purchases that do not, in the aggregate among all Stockholders and during any consecutive 12-month period, represent more than 2% of the Company’s outstanding Voting Securities); (vii) deposit any Voting Securities in a voting trust or similar arrangement or subject any Voting Securities to any voting agreement, pooling agreement or similar arrangement; (viii) nominate any directors for election at any meeting of the stockholders of the Company, or by written consent of the stockholders of the Company , (ix) otherwise take any action that would cause the Stockholders to no longer be eligible to report their ownership of Voting Securities on Schedule 13G under the Exchange Act; (x) enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing activities; (xi) otherwise act, alone or in concert with others, to seek to control or influence the management or the policies of the Company; (xii) advise, assist, encourage, act as a financing source for or otherwise invest in or enter into any discussions, negotiations, agreements or arrangements with, any other Person in connection with any of the foregoing, (xiii) request that the Company amend, waive or otherwise consent to any action inconsistent with any provision of this Section 2(a); (xiv) publicly disclose, directly or through any representative, any intention, plan or arrangement inconsistent with any of the foregoing; or (xv) take any action which could require the Company to make a public announcement regarding the possibility of any of the foregoing.

Section 3.    Voting. At each annual and special meeting of stockholders of the Company, each Stockholder agrees to (a) appear at such stockholders’ meeting or otherwise cause all shares of Common Stock beneficially owned by each Stockholder and their respective Affiliates to be counted as present for purposes of establishing a quorum, (b) vote, or cause to be voted, all shares of Common Stock beneficially owned by each Stockholder and their respective Affiliates on the Company’s proxy card or voting instruction form (i) in favor of each of the directors nominated by the Board and recommended by the Board in the election of directors, (ii) against any other nominees to serve on the Board that have not been recommended by the Board, and (iii) with respect to all other matters other than an Exempt Matter, in accordance with the Board’s recommendations as identified in the Company’s proxy statement, including in favor of all other matters recommended for stockholder approval by the Board, and (c) except as to any Exempt Matter, not execute any proxy card or voting instruction form in respect of such stockholders’ meeting other than the proxy card and related voting instruction form being solicited by or on behalf of the Board.

Section 4.    Lock-Up.

(a)    Without the prior written consent of the Company, each Stockholder covenants and agrees that for a period of nine (9) months from the Closing Date (the “Lock-Up Date”), such Stockholder will not offer, sell, contract to sell, pledge, assign, transfer or otherwise create any interest in or otherwise dispose of (or enter into any transaction which is designed to, or would reasonably be expected to, result in any of the foregoing) any of the Registrable Securities.

(b)    Notwithstanding Section 4(a), transfers of Registrable Securities will be permitted at any time by the following methods:

(i)    if the Stockholder is a natural person, by will, by intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, in each case to any member of the immediate family of the Stockholder or to a trust the beneficiaries of which are exclusively the Stockholder or members of the immediate family of the Stockholder or to a qualified charity or educational institution, or to any combination thereof.

(ii)    if the Stockholder is a natural person, as a bona fide gift or gifts to a member of the immediate family of the Stockholder, or as a bona fide gift or gifts to a qualified charity or educational institution (hereinafter collectively referred to as a “Permissible Donee”). A bona fide gift may be accomplished by direct transfer of Registrable Securities to a Permissible Donee, to a trust the beneficiary or beneficiaries of which is a Permissible Donee or are Permissible Donees, or by contribution to a single purpose limited liability company or similar entity so long as each member of the limited liability company or similar entity is a Permissible Donee;

(iii)    if the Stockholder is a natural person, pursuant to a domestic order, divorce settlement, divorce decree or separation agreement; provided, in each case that such transferee executes and delivers a joinder to this Agreement in the form attached to this Agreement as Exhibit A; and

(iv)    pursuant to a bona fide third party tender offer made to all holders of the Company Common Stock or a merger, purchase, consolidation or other similar transaction, involving a change of control of the Company, that, in each case, has been approved or recommended by the Board.

Section 5.    Transfer Restriction.

(a)    The Stockholders agree that, for so long as this Agreement remains in effect, the Stockholders shall not, nor shall any Stockholder permit any of its controlled Affiliates to, Transfer any Voting Securities Beneficially Owned by such Person, other than (i) in a transfer by a Stockholder to a Permitted Transferee of the applicable Stockholder, so long as such Permitted Transferee, as a condition to such transfer, executes a joinder to this Agreement in the form attached as Exhibit A to this Agreement or (ii) in compliance with each of the clauses below:

(i)    A Stockholder shall not knowingly Transfer Voting Securities in a transaction with any Person or Group who, immediately after consummation of such Transfer, would have Beneficial Ownership of Voting Securities representing in the aggregate 5.0% or more of the Total Voting Power; provided that this subsection shall not prohibit sales effected through open market, nondirected broker’s transactions;

(ii)    A Stockholder shall not Transfer Voting Securities to a Person or Group that, to such Stockholder’s knowledge, is an Activist or Competitor or member of a Group that includes an Activist or Competitor;

(iii)    A Stockholder shall not Transfer Voting Securities in an amount in excess of the daily volume restrictions pursuant to Rule 144 of the Securities Act applicable to sales of securities by Affiliates of an issuer (regardless of whether such Transferring party or its applicable Affiliate is deemed at such time to be an Affiliate of the Company for purposes of Rule 144); and

(iv)    All Stockholders shall act in compliance with all applicable Laws.

(b)    The restrictions set forth in this Section 5 shall not apply to Transfers of Voting Securities pursuant to any sale, merger, consolidation, acquisition (including by way of tender offer or exchange offer or share exchange), recapitalization or other business combination involving the Company or any of its subsidiaries pursuant to which more than 50% of the Voting Securities or the consolidated total assets of the Company would be acquired or received by any Person (other than the Company or its subsidiaries) in one transaction or a series of related transactions, provided that the Board has approved such transaction or proposed such transaction and recommended it to the stockholders of the Company (and has not withdrawn such recommendation). Without limiting any of the foregoing restrictions, no Stockholder shall Transfer any Voting Securities Beneficially Owned by it to any Affiliate unless such Affiliate is a Permitted Transferee and becomes a party to and fully subject to and bound by this Agreement to the same extent as the Stockholder by executing and delivering a joinder to this Agreement in the form attached to this Agreement as Exhibit A. Without limiting the foregoing, the Stockholders agree that they will not Transfer any Voting Securities except pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable state, federal and foreign securities Laws.

(c)    The right of any Stockholder or any of their respective Affiliates and Permitted Transferees to Transfer Voting Securities Beneficially Owned by such Person is subject to the restrictions set forth in this Section 5, and no Transfer by any Stockholder or any of its Affiliates and Permitted Transferees of Voting Securities Beneficially Owned by such Person may be effected except in compliance with this Section 5. Any attempted Transfer in violation of this Agreement shall be of no effect and null and void ab initio, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and the Company shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the share register of the Company. No Transfer by a Stockholder shall be consummated or shall be effective unless and until the Company shall have been furnished with evidence reasonably satisfactory to it demonstrating that such Transfer is (x) in compliance with this Section 5 and (y) registered under, exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities Laws.

(d)    Shares of Common Stock subject to this Stockholders Agreement shall bear a legend or legends (including appropriate comparable notations or other arrangements will be made with respect to any uncertificated shares) referencing restrictions on Transfer of such shares of Common Stock under the Securities Act and under this Agreement, which legend shall state in substance:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF NOVEMBER 9, 2018, BY AND AMONG BRISTOW GROUP INC. AND CERTAIN OTHER PARTIES THERETO (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF BRISTOW GROUP INC.) AND THE STOCKHOLDERS AGREEMENT BY AND AMONG BRISTOW GROUP INC. AND CERTAIN OTHER PARTIES THERETO, DATED AS OF NOVEMBER 9, 2018 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF BRISTOW GROUP INC.).”

(e)    Notwithstanding the foregoing Section 5(d), upon request of a Stockholder, if at any time the restrictions on transfer under the Securities Act and applicable state and foreign securities Laws are no longer applicable, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that the foregoing legend is no longer required under the Securities Act or such applicable Laws, the Company shall promptly cause the foregoing legend to be removed from any certificate for any shares of Common Stock to be Transferred by a Stockholder (other than a Transfer to a Permitted Transferee); provided, that such Transfer is permitted under this Agreement.

(f)    Any additional Voting Securities of which any Stockholder acquires Beneficial Ownership following the date of this Agreement shall be subject to the restrictions and commitments contained in Section 4 and Section 5 of this Agreement as fully as if such Voting Securities were Beneficially Owned by such Person as of the date of this Agreement.

Section 6.    Shelf Registration Statement.

(a)    The Company shall use commercially reasonable efforts to have declared effective by the SEC, prior to the Lock-Up Date, a registration statement on Form S-3 or any comparable or successor form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 under the Securities Act from time to time of all or part of the Registrable Securities (the “Shelf Registration Statement”) (which may be an amendment to an existing shelf registration statement) relating to the resale of the applicable shares of Company Common Stock; provided, however, that if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then the Company shall provide for the registration of such Registrable Securities for resale by the Stockholders on another appropriate form). The Company shall pay the Registration Expenses for all Registrable Securities to be registered pursuant to the Shelf Registration Statement. The Company agrees to use commercially reasonable efforts to keep the Registration Statement continuously effective under the 1933 Act until the earliest of ten (10) years from the Lock-Up Date or such shorter period ending when all the Stockholders cease to own, in the aggregate, 3% of the Total Voting Power (such period, the “Registration Period”). It shall be a condition precedent to the obligation of the Company to take any action pursuant to Section 6(a) in respect of the Registrable Securities that the Stockholders shall furnish to the Company such information regarding the Stockholders, the securities held by the Stockholders and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by Company pursuant to Section 6(a).

(b)    Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the holders of Registrable Securities, to require such holders of Registrable Securities to suspend the use of the Shelf Registration Statement for sales of Registrable Securities under the Shelf Registration Statement during any Blackout Period.

(c)    Notwithstanding anything to the contrary in this Agreement, this Section 6, Section 9(b), Section 10, and, to the extent applicable to such Sections, Section 1 shall survive until the expiration of the Registration Period.

Section 7.    Indemnification.

(a)    The Company agrees to indemnify and hold the Stockholders harmless, from and against any and all Losses to which they or any of them may become subject under the 1933 Act, the 1934 Act or other law, insofar as Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement as originally filed or in any amendment to such registration statement, or in any preliminary prospectus or prospectus contained in such registration statement, or in any amendment of, or supplement to, such registration statement, or arise out of or are based upon the omission or alleged omission to state in such registration statement a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement, in the light of the circumstances under which they were made, not misleading, except to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of Stockholders.

(b)    Each of the Stockholders agrees to indemnify and hold harmless: the Company, each of its managers, directors and officers and each person who controls Company within the meaning of either the 1933 Act or the 1934 Act from and against any and all Losses, insofar as Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement as originally filed or in any amendment of such registration statement, or in any preliminary prospectus or prospectus contained in such registration statement, or in any amendment of, or supplement to, such registration statement, or arise out of or are based upon the omission or alleged omission to state in such registration statement a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished to Company by or on behalf of such Stockholder.

Section 8.    Representations and Warranties.

(a)    Representations and Warranties of the Stockholders. Each Stockholder represents and warrants to the Company (and each Permitted Transferee hereby represents and warrants to the Company, as of the date of the joinder agreement pursuant to which such Permitted Transferee became a party to this Agreement as a condition to the effectiveness of such transfer) as follows:

(i)    If such Stockholder is not a natural person, it is duly organized and validly formed under the Laws of the jurisdiction of its organization. It has the full right, power and authority and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.

(ii)    If such Stockholder is not a natural person, the execution and delivery by it of this Agreement and the performance by it of its obligations under this Agreement have been duly authorized by all necessary corporate or other analogous action on its part and does not require any corporate or other action on the part of any trustee or beneficial or record owner of any equity interest in such Stockholder or in the Voting Securities Beneficially Owned by such Stockholder, other than those which have been obtained prior to the date of this Agreement and are in full force and effect.

(iii)    This Agreement has been duly executed and delivered by it and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(iv)    The execution and delivery by it of this Agreement and the performance by it of its obligations under this Agreement do not and will not conflict with, result in a breach of or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under applicable Law, any trust instrument, organizational document, or any contract or agreement to which it is a party.

(v)    Other than the Registrable Securities, the Stockholders do not Beneficially Own any shares of Common Stock or other Voting Securities. None of the Stockholders nor any of their controlled Affiliates is or has been a party to any derivative or other agreement, arrangement or understanding that hedges or transfers, directly or indirectly, any of the economic consequences of owning Voting Securities to another Person or otherwise relating to the Company or to Voting Securities (other than the Transaction Documents (as defined in the Stock Purchase Agreement)). There are no voting trusts, stockholder agreements, proxies or other agreements in effect pursuant to which such Stockholder has a contractual obligation with respect to the voting or Transfer of any Voting Securities or which are otherwise inconsistent with or conflict with any provision of this Agreement.

(b)    Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders as follows:

(i)    The Company is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

(ii)    The execution and delivery by the Company of this Agreement and the performance of the obligations of the Company under this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Stockholders, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(iii)    The execution and delivery by the Company of this Agreement and the performance of the obligations of the Company under this Agreement do not and will not conflict with, result in a breach of or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under applicable Law, the organizational documents of the Company or any contract or agreement to which the Company is a party.

Section 9.    Filing Obligations; Notifications.

(a)    The Stockholders understand and acknowledge that they will be solely responsible for compliance with Section 13 and Section 16 of the Exchange Act and the rules promulgated thereunder, including the timely filing of all forms, reports or documents required to be filed with the SEC by or on behalf of any Stockholder(s) relating to their ownership of Common Stock (including, but not limited to, the timely filing of an appropriate Schedule 13D or Schedule 13G and all required amendments or supplements to such filing, the timely filing of a Form 3 with respect to the Company, and timely filing of any applicable reports on Form 4).

(b)    The Stockholders agree to notify the Company promptly following the date on which the Stockholders cease to own, in the aggregate, 3% of the Total Voting Power of the Company.

Section 10.    Miscellaneous.

(a)    Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties to this Agreement without the prior written consent of (i) the Company, in the case of the Stockholders, or (ii) the Stockholders Beneficially Owning a majority of the Voting Securities then owned by all Stockholders, in the case of the Company. Any purported assignment in contravention of this Agreement shall be null and void. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to, and does not, confer upon any Person other than the parties to this Agreement any rights or remedies under this Agreement, including the right to rely upon the representations and warranties set forth in this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties to this Agreement and are for the sole benefit of such parties.

(b)    Specific Performance. The parties to this Agreement agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms of this Agreement, including an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate and (ii) any requirement under Law to post security or a bond as a prerequisite to obtaining equitable relief.

(c)    No Waivers. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

(d)    Governing Law; Jurisdiction.

(i)    This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of law principles.

(ii)    Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court located in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 10(f).

(e)    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 10(e).

(f)    Notices. All notices, demands and other communications given under or pursuant to this Agreement must be in writing (which may include e-mail) and will be deemed to have been duly given if delivered personally or by overnight courier, if mailed by certified mail, return receipt requested, postage prepaid, or if sent by e-mail, in each case addressed to the applicable Party as follows:

If to the Company:

2103 City West Blvd.,

4th Floor

Houston, Texas 77042

Facsimile: (713) 267-7620

E-mail: don.miller@bristowgroup.com

Attention: L. Don Miller, Senior Vice President and Chief Financial

Officer

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Email: DAKatz@wlrk.com

JELevine@wlrk.com

Facsimile: (212) 403-2000

Attn:    David A. Katz, Esq.

Jenna E. Levine, Esq.

If to the Stockholders:

Nancy C. Lematta

[***]

[***]

[***]

E-Mail: [***]

with a copy (which shall not constitute notice) to:

Landerholm, P.S.

805 Broadway, Suite 1000

Vancouver, WA 98660

Email: bill.dudley@landerholm.com

Attn: William C. Dudley

If to any Permitted Transferee, to such address as is designated by such Permitted Transferee in such Permitted Transferee’s joinder to this Agreement.

(g)    Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(h)    Counterparts. This Agreement may be executed in two (2) or more counterparts (including by facsimile or other electronic means) all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

(i)    Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Stock Purchase Agreement, constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

(j)    Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion of this Agreement shall be interpreted to be only so broad as is enforceable.

(k)    Amendments and Waivers. No provision of this Agreement may be amended, modified or waived unless (i) in the case of an amendment or modification, such amendment or modification is in writing and signed by the Company and Stockholders Beneficially Owning a majority of the Voting Securities then owned by all Stockholders or (ii) in the case of a waiver, such waiver is in writing and signed by the Company, if the waiver is to be effective against the Company, or the Stockholders Beneficially Owning a majority of the Voting Securities then owned by all Stockholders, if the waiver is to be effective against any Stockholder. The rights and remedies in this Agreement provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

(l)    Delivery by Facsimile or Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers to this Agreement or any such agreement or instrument, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version of such agreement or instrument delivered in person. No party to this Agreement or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment to this Agreement or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party to this Agreement forever waives any such defense.

(m)    Further Assurances. Each party to this Agreement shall cooperate and take such action as may be reasonably requested by another party to this Agreement in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(n)    Term and Termination. This Agreement will be effective as of the date of this Agreement and shall terminate on the later of (a) the date which is two (2) years following the date of this Agreement and (b) the first period of twenty (20) consecutive business days following the Closing during which the Stockholders Beneficially Own, in the aggregate, less than 7.5% of the Total Voting Power.

(o)    Stockholder Actions. Any determination, consent or approval of, or notice or request delivered by, or any similar action of the Stockholders shall be made by and shall be valid and binding upon all Stockholders if made by Stockholders Beneficially Owning a majority of the Voting Securities then owned by all Stockholders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date and year first above written.

BRISTOW GROUP INC.

By:	/s/ Jonathan E. Baliff
	Name:	Jonathan E. Baliff
	Title:	President and Chief Executive Officer

/s/ Wesley Bart Lematta
Wesley Bart Lematta

/s/ Marci Ann Walsh
Marci Ann Walsh

LEMATTA FAMILY TRUSTED DATED NOVEMBER 18, 2010, AS AMENDED

By:	/s/ Nancy C. Lematta
Nancy C. Lematta, Trustee

NANCY ELIZABETH LEMATTA TRUST DATED DECEMBER 31, 1976

By:	/s/ Nancy C. Lematta
Nancy C. Lematta, Trustee

WESLEY G. LEMATTA RESIDUARY TRUST I DATED DECEMBER 24, 2009

By:	/s/ Nancy C. Lematta
Nancy C. Lematta, Trustee

[Signature Page to Stockholders Agreement]

WESLEY G. LEMATTA RESIDUARY TRUST II DATED DECEMBER 24, 2009

By:	/s/ Nancy C. Lematta
Nancy C. Lematta, Trustee

LEMATTA 2012 IRREVOCABLE TRUST DATED DECEMBER 17, 2012, FBO WESLEY BART LEMATTA

By:	/s/ Gregory A. Damico
Gregory A. Damico, Trustee

By:	/s/ Stanley Y. Wilson
Stanley Y. Wilson, Trustee

LEMATTA 2012 IRREVOCABLE TRUST DATED DECEMBER 17, 2012, FBO MARCI ANN WALSH

By:	/s/ Gregory A. Damico
Gregory A. Damico, Trustee

By:	/s/ Stanley Y. Wilson
Stanley Y. Wilson, Trustee

LEMATTA 2012 IRREVOCABLE TRUST DATED DECEMBER 17, 2012, FBO NANCY ELIZABETH LEMATTA

By:	/s/ Gregory A. Damico
Gregory A. Damico, Trustee

By:	/s/ Stanley Y. Wilson
Stanley Y. Wilson, Trustee

[Signature Page to Stockholders Agreement]

EXHIBIT A

FORM OF JOINDER

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of November 9, 2018 (as amended, restated, supplemented or otherwise modified in accordance with the terms of such Agreement, the “Stockholders Agreement”) by and among Bristow Group Inc., a Delaware corporation, each of the Persons whose name appears on the signature page to such Stockholders Agreement, and any Permitted Transferee that becomes a party to the Stockholders Agreement in accordance with the terms. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.

By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby adopts and approves the Stockholders Agreement and agrees, effective commencing on the date of this Joinder Agreement and as a condition to the undersigned’s becoming a Stockholder, to become a party to, and to be bound by and comply with the provisions of, the Stockholders Agreement applicable to the Stockholders, in the same manner as if the undersigned were an original signatory to the Stockholders Agreement. Without limiting the foregoing, the undersigned acknowledges and agrees that the Stockholders Beneficially Owning a majority of the Voting Securities then owned by all Stockholders shall be entitled to act on behalf of and bind the undersigned under the Stockholders Agreement.

The undersigned represents and warrants that, pursuant to this Joinder Agreement and the Stockholders Agreement, it is a Permitted Transferee of [Transferor].

The undersigned acknowledges and agrees that Section 10(a) through Section 10(m) of the Stockholders Agreement are incorporated into this Joinder Agreement by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

Accordingly, the undersigned have executed and delivered this Joinder Agreement as of the          day of                     ,         .

TRANSFEREE

Name:

Notice Information

Address:
Telephone:
Facsimile:
Email:

AGREED AND ACCEPTED as of the day of , .

[COMPANY]

By:
Name:
Title:

[TRANSFEROR]

By:
Name:
Title:

[Signature Page to Joinder]